CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 43

to

SPECIAL BUSINESS PROVISIONS

BCA-MS-65530-0019

between

THE BOEING COMPANY

and

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT 43 (Amendment) to Special Business Provisions BCA-MS-65530- 0019, dated June 16, 2005, is entered into as of the last dated signature of the Parties to execute this Amendment between Spirit AeroSystems, Inc., a Delaware corporation (Seller), and The Boeing Company, a Delaware corporation (Boeing). Hereinafter, Seller and Boeing may be referred to jointly as Parties hereto.

RECITALS

A.The Parties entered into Special Business Provisions BCA-MS-65530-0019 (SBP) on June 16, 2005 and General Terms Agreement BCA-6520-0032 (GTA) dated June 16, 2005 (collectively, the Agreement)

B.The most recent Amendment to the SBP is Amendment 42, dated July 22, 2025

C.All capitalized terms used but not defined in this Amendment have the same meaning as in the Agreement.

D.The Parties wish to amend the SBP as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.Amendment.

Amendment A43 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 1

1.1.The list of Amendments of the Agreement is hereby deleted in its entirety and replaced as follows:

Amendments

Number	Description	Date	Approval K. O’Brien M. Kurimsky T. Pierson M. Kurimsky R. Parks L. McCutchen J. Loomis M. Kurimsky R. Parks M. Kurimsky R. Parks M. Kurimsky Mario Guillen W. Davis Mario Guillen Alex Webb Jeff Loomis / Mike Kurimsky
1	Provisions for addition of second Fatigue Unit	09/18/06
2	Provisions for COPB5	10/23/06
3	Revised Payment Terms and Settlement of Claims	03/26/08
4	A10.3.1 Relocation/Subcontract Notification	03/11/08
5	D&MI Agreement	06/23/09
1. Changed all references of Mid-Western Aircraft
Systems Inc. to Spirit AeroSystems Inc.
2. Added additional Section 1.0: definitions
3. Amended SBP 5.5 in its entirety
4. Amended SBP 7.1 in its entirety
5. Added the D&MI One Plan Documents to SBP
Attachment 4 table of documents
6. Added SBP Attachment 23
6	D&MI Advance Payment for S-41 Pre-Amendment 5 D&MI	07/21/09
Nonrecurring Work
1. Amended SBP 5.5 in its entirety
2. Amended SBP Attachment 1 in its entirety
3. Amended SBP Attachment 2 in its entirety
4. Amended SBP Attachment 3 in its entirety
7	Restrictions on Lobbying	09/15/09
1. Added Section 37 to the contract
8	Pylon Firm Configuration Price Adjustment	11/4/09
1. Amended SBP Attachment 1 in its entirety
2. Amended SBP Attachment 2 in its entirety
3. Amended SBP Attachment 3 in its entirety
9	D&MI Wing/Pylon Retro Proposal Phase I Advanced Payment	11/12/09
1. Amended SBP 5.5 in its entirety
2. Amended SBP Attachment 1 in its entirety
3. Amended SBP Attachment 2 in its entirety
4. Amended SBP Attachment 3 in its entirety

Amendment A43 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 2

Number	Description	Date	Approval Peter Yi Calleen Green Jeff Loomis / Mike Kurimsky Jeff Loomis / Wade Davis Jeff Loomis / Wade Davis Mario Guillen Wade Davis Mario Guillen Wade Davis Mario Guillen Wade Davis
10	Quarterly Certified Inventory Reporting Form	11/20/09
1. Amended SBP Attachment 21 in its
entirety
11	D&MI 3Q09 Advance Payment	11/13/09
1. Amended SBP 5.5 in its entirety
2. Amended SBP Attachment 1 in its entirety
3. Amended SBP Attachment 2 in its entirety
4. Amended SBP Attachment 3 in its entirety
5. Amended SBP Attachment 4 in its entirety
12	D&MI 4Q09 Advance Payment	2/11/10
1. Amended SBP 5.5 in its entirety
2. Amended SBP Attachment 1 in its entirety
3. Amended SBP Attachment 2 in its entirety
4. Amended SBP Attachment 3 in its entirety
13	D&MI 1Q10 Advance Payment	5/26/10
1. Amended SBP 5.5 in its entirety
2. Amended SBP Attachment 1 in its entirety
3. Amended SBP Attachment 2 in its entirety
4. Amended SBP Attachment 3 in its entirety
14	D&MI 2Q10 Advance Payment	9/30/10
1. Amended SBP 5.5 in its entirety
2. Amended SBP Attachment 1 in its entirety
3. Amended SBP Attachment 2 in its entirety
4. Amended SBP Attachment 3 in its entirety
15	D&MI 3Q10 Advance Payment	11/12/10
1. Amended SBP 5.5 in its entirety
2. Amended SBP Attachment 1 in its entirety
3. Amended SBP Attachment 2 in its entirety
4. Amended SBP Attachment 3 in its entirety
16	D&MI 4Q10 Advance Payment	2/28/11
1. Amended SBP 5.5 in its entirety
2. Amended SBP Attachment 1 in its entirety
3. Amended SBP Attachment 2 in its entirety
4. Amended SBP Attachment 3 in its entirety

Amendment A43 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 3

Number	Description	Date	Approval
17	MOA Dated 12-21-10 (Blockpoint 20 Settlement)	5/12/11	R. Parks
	1. Amended or added: SBP Table of Contents, Sections		M. Kurimsky
1.0, 3.1.1, 3.2.1, 3.3.1, 3.3.2.2, 3.3.4.3 and 3.3.4.8,
3.3.7, 3.3.7.1, 3.3.7.2, 3.3.7.3, 3.4.2.1, 3.4.5, 4.1.1,
4.1.3, 4.2, 4.3.1, 4.3.1.1, 4.4, 4.7, 4.8, 4.9, 4.10, 5.5,
5.6, 5.7, 5.8, 5.8.1, 5.8.2, 6.1, 6.2, 6.3, 7.1, 7.2, 7.2.1,
7.2.2, 7.2.3, 7.5, 7.5.1, 7.5.2, 7.8, 7.8.1, 7.8.2, 11.2
2. Deleted SBP Sections 3.3.2.3.I, 3.4.2.3, 7.9, 7.10
3. Amended or added SBP Attachments 1, 2, 3, 4, 7, 14,
16, 23, 25, 26, 27, 28
4. Deleted SBP Attachments 13 and 19
5. Throughout SBP, various references to: “SBP
Attachment 7 Indentured Parts Price List and Spare
Parts Pricing” are revised to “the SPPC”.

D&MI One Plan Update
18	1. Updated SBP Attachments 1, 3, 23, 25	8/24/11	M. Guillen
	2. Amended: SBP Section 7.4 per Amendment 3		M. Kurimsky

D&MI One Plan Update
19	Updated SBP Attachments 1, 2, 3, 16, 23, 25	7/30/12	A. Mauldin
C. Cotner
D&MI One Plan Update
20	1. Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27	6/5/13	Jeff Loomis
C. Cotner
D&MI One Plan Update
21	1. Amended: SBP Section 8.5	6/2/14	C. Francois
	2. Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27, 29		L. Hampton

MOA Dated 4-8-14 (2015 Sustaining Pricing Agreement)
22	1. Amended SBP Section 5.5	11/12/14	S. Garcia-
(VOID)	2. Updated SBP Attachment 1		Deleone
C. Green
MOA Dated 4-8-14 (2015 Sustaining Pricing Agreement)
22R1	1. Amended SBP Section 5.5	12/4/14	S. Garcia-
	2. Updated SBP Attachment 1		Deleone
L. Hampton

Amendment A43 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 4

Number	Description	Date	Approval J. Loomis L. Hampton J. Loomis L. Hampton J. Will M. Kurimsky R. Satterthwaite L. Hampton H. Langowski L. Hampton T. McGuigan E. Bossler H. Langowski L. Bockover
23	Annual Price Adjustment thru Line Number [****]	8/3/15
1. Updated SBP Attachments 1, 2, and 27
Boeing Performed Rework and Repair
1. Updated SBP Attachment 16 Table A.1

24	Annual Price Adjustment thru Line Number [****]	12/16/15
1. Updated SBP Attachments 1, 2, 3, and 27
Boeing Performed Rework and Repair
1. Updated SBP Attachment 16 Table A.1

25	MOU Dated 8-1-17 (Collective Resolution)	9/22/17
1. Amended SBP Sections 3.2.1, 4.1.3, 4.2, 4.3.1.1, 4.10,
4.12, 5.2.1, 7.2.1, 7.2.2, 7.5.1, 7.8.2, 8.1, 11.2, 12.6,
and 12.8.1
2. Updated SBP Attachments 1, 2, 3, 7, 10, 16, 26, 27,
28, and 30
Annual Shipset Price Adjustment thru Line Number [****]
1. Updated SBP Attachments 1, 2, and 27
Annual Shipset Price Adjustment thru Line Number [****]
1. Updated SBP Attachments 1 and 2
Boeing Performed Rework and Repair
1. Updated SBP Attachment 16 Table A.1

26	PMI De-Implementation	12/14/17
1. Updated SBP Attachments 1 and 27
2. Added SBP Section 12.8.6 and Attachment 31

27	Annual Shipset Price Adjustment thru Line Number [****]	8/17/18
1. Updated SBP Section 7.2.1 and SBP Attachments 1
and 2
Boeing Performed Rework and Repair
1. Updated SBP Attachment 16 Section A

28	MOA Dated 12-21-2018 (Collective Resolution 2.0)	1/30/19
1. Amended SBP Sections 4.1.3, 4.10, 5.5, and 7.5 and
SBP Attachments 1, 7, 18, 27, 30, and 31
2. Added SBP Section 4.12.1 and Attachments 32 and 33
(Concurrently with the MOA, the Parties also executed that
certain Settlement and Release Agreement dated 12-21-2018
pertaining to the release and settlement of warranty and
various other claims)

787 In-House Composite Tape Slitting
29	Added SBP Section 12.8.7	5/14/19

Amendment A43 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 5

Number 30 31 32 33 34 35 36 37 38
Description

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Section 7.2.1 and SBP Attachments 1
and 2
Configuration Control
1.Updated SBP Section 21
2.Added new Section 21.1 [****]

Supply Chain Integration
1.Updated SBP Section 12.8
2.Added new Section 12.8.8 [****]

Payment Terms
1.Updated SBP Section 5.2.1
Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2 Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Section A
Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2
Industry Assist at Boeing Repair Station(s)
1.Added new Section 8.3.1
Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2

Electronic Access, Communications and Data Exchange Via Telecommunications
1.Updated SBP Section 12.4 “Electronic Access/Terms
of Use”

Incorporating Elements of MOA executed October 12,2023.
1.Updated SBP Sections 3.21, 4.3.1, and Attachment 1
2.Added new SBP Section 4.1.1
Boeing Supply Chain Strategy
1.Added new SBP Section 12.8.9 (Boeing Supply Chain Strategy) and subsection 12.8.9.1 (Price Adjustment Methodology for Aggregation Agreements)

Deferral of 1Q and 2Q 2025 Advance Payments to 1Q and 2Q 2026.
1.Updated Section 5.5 Advance Payments
2.Attachment 1 Advance Payments Recovery table
Date 8/12/19 9/25/19 4/15/20 1/19/21 6/30/21 12/22/21 2/9/22 8/24/22 7/10/23
Approval

H. Langowski
R. Grant

H. Langowski
E. Bossler

H. Langowski
R. Grant

H. Langowski
E. Bossler

H. Langowski
R. Grant

H. Langowski
R. Grant

H. Langowski
R. Grant

H. Langowski
R. Grant

E. Charnetskyi
K. Clark

D. Armani
L. Hampton

I. Segovia
W. Wilson

E. Cissell
I. Esteves

39	12/21/23

40	12/19/24

41	3/22/25

Amendment A43 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 6

42	Deferral of 3Q 2025 Advance Payments to 1Q 2026. 1.Updated Section 5.5 Advance Payments 2.Attachment 1 Advance Payments Recovery table	7/22/25	I. Segovia R. Grant
43	Revision of Capital & Tooling Repayment schedule incorporated via Amendment 39 1. Delete & Replace SBP Sections 3.2.1		I. Segovia R. Grant
1.2.Section 3.2.1 of the SBP “Production Rates” is hereby deleted and replaced in its entirety as follows:

3.2.1    Production Rates

This SBP contains no minimum or maximum production rates.

A.Spirit will implement a production rate of [****] Shipsets per month eighteen (18) months from when Boeing directs such a production rate increase in writing. Boeing will accelerate deliveries of Boeing Furnished Material, also referred to as Partner Managed Inventory (“PMI”), as reasonably necessary to support Spirit’s start of [****] Shipsets per month.

B.Spirit is responsible for capitalization to support a production rate of [****] Shipsets per month as described below.
Boeing will advance to Spirit up to $[****] for Spirit’s implementation of Tooling and capital expenditures necessary to support up to [****] Shipsets per month. Boeing will pay to Spirit, via purchase order (issued no later than 60 days prior to the respective payment date, unless otherwise specified below) and invoice, for Tooling and capital expenditures by Spirit, as follows:
$[****] paid to Spirit, via wire transfer, no later than October 26, 2023
$[****] paid no later than January 31, 2024
$[****] paid no later than April 30, 2024
$[****] paid no later than July 31, 2024
$[****] paid no later than January 31, 2025
$[****] paid no later than April 30, 2025
$[****] paid no later than August 7, 2025

i.After the first payment above, the Parties agree to hold joint reviews 30 days prior to the issuance of each related purchase order to confirm the amount and asset content of each funded package.

ii.Spirit agrees to prioritize purchased assets to Boeing production

Amendment A43 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 7

requirements, provide Boeing with documentation validating expenditures, and provide Boeing on-site representatives with observable evidence of assets in place on a periodic basis.

Spirit will repay Boeing up to $[****], as further specified below. Spirit will align the repayment plan to coincide with Spirit’s deliveries to Boeing and will offset payments utilizing the formula of number of units delivered in the respective time period based on the schedule below, times average shipset price, until the amount is fully offset for each respective time period. Any variability to this calculation based on the offset of units, or average shipset price, will be trued up in the fourth quarter of 2027. Spirit will repay to Boeing, via wire transfer, up to $[****], as follows:

$[****] paid no later than October 31, 2025
$[****] paid no later than March 31, 2026
$[****] paid no later than April 30, 2026
$[****] paid no later than October 31, 2026
$[****] paid no later than April 30, 2027
$[****] paid no later than October 31, 2027

In the event that Boeing advances to Spirit less than $[****], the repayment amount of $[****], and the individual repayment amounts above, will be proportionately adjusted so that Spirit’s total repayment is equal to [****]% of Boeing’s advance. This percentage represents the initial repayment amount over the initial advance amount.

C.For the first occurrence exceeding [****] Shipsets per month, Spirit acknowledges that production rates can be reached within a commercially reasonable lead time. Boeing will provide market and backlog data to Spirit prior to Boeing’s decision to increase the production rate and to assist the Parties in determining Spirit’s overall business case.

At the time of the Boeing decision to increase the production rate above [****] Shipsets per month, if Spirit requires capital investments to attain the desired rate, a contribution margin calculation as specified in SBP Attachment 28 shall be utilized to determine if the additional revenue will reasonably recover Spirit’s estimate of its capital investments. In the event this calculation does not project recovery of Spirit’s investments, then Boeing and Spirit will negotiate an equitable price adjustment.

D.Spares requirements are in addition to production. Spirit shall support all Spares. (For capacity planning purposes only, a reasonable estimate at the time of execution of this SBP is an average of [****] Shipsets per month.)

Amendment A43 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 8

E.For the avoidance of doubt, nothing in this SBP Section 3.2.1 shall affect the provisions of SBP Section 3.3.7 and Attachment 23, “Derivatives and Mission Improvement.”

2.Governing Law.
This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

3.Confidentiality.
The terms of this Amendment, together with the information exchanged by the Parties during negotiation hereof, is confidential under the terms of the Agreement. This Amendment contains Proprietary Information and Materials pursuant to the Agreement.

EXECUTED as of the Effective Date by the duly authorized representatives of the Parties

THE BOEING COMPANY	Spirit AeroSystems, Inc.

/s/ David Kim	/s/ Ryan Grant
Signature	Signature

David Kim	Ryan Grant
Printed name	Printed name

Procurement Agent	Sr. Contracts Specialist I
Title	Title

8/4/2025	8/4/2025
Date	Date

Amendment A43 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 9